Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

Investors:	Media:
Douglas A. Fox, CFA	Robb Kristopher
Vice President, Investor Relations	Director, Corporate Communications
and Treasurer	and Public Relations
+ 1 847 793 6735	+ 1 847 793 5514
dfox@zebra.com	rkristopher@zebra.com

FOR IMMEDIATE RELEASE

Zebra Technologies Announces Record 2014 Third Quarter Financial Results

GAAP earnings of $0.29 per share includes impact of acquisition costs and other items;

Non-GAAP earnings up 21% to a record $0.93 per share on 15% sales growth

Lincolnshire, Ill., November 4, 2014—Zebra Technologies Corporation (NASDAQ: ZBRA) today reported 15.1% growth in net sales to a record $303,272,000 for the third quarter of 2014, compared with $263,523,000 for the third quarter of 2013. Diluted earnings per share of $0.29 for the third quarter of 2014 include $35,326,000 of acquisition expenses related to the acquisition of the Enterprise business of Motorola Solutions, which was completed on October 27, 2014. Diluted earnings per share for the third quarter of 2013 were $0.76 and included $268,000 of acquisition expenses.

For the third quarter of 2014, non-GAAP net income was $48,036,000, or $0.93 per diluted share, up 22.9% from $39,088,000, or $0.77 per diluted share, for the third quarter of 2013.

Summary Financial Performance (Unaudited)
	3Q14	3Q13	Change
Net sales (in 000s)	$303,272	$263,523	15.1%
Gross margin (%)	50.0	48.8	1.2 pts.

GAAP net income (in 000s)	$14,945	$38,600	(61.3)%
GAAP Diluted EPS	$0.29	$0.76	(61.8)%

Non-GAAP net income (in 000s)	$48,036	$39,088	22.9%
Non-GAAP Diluted EPS	$0.93	$0.77	20.8%

Adjusted EBITDA	$74,483	$58,324	27.7%

(1)	A Reconciliation of Non-GAAP financial information to GAAP information is available in the financial tables in this release.

“Broad strength across virtually all dimensions of our business led to excellent results for the quarter,” stated Anders Gustafsson, Zebra’s chief executive officer. “A surge in large deals complemented record distribution sales, as more customers turned to Zebra for best-of-breed solutions that provide greater visibility into critical enterprise assets worldwide.”

Mr. Gustafsson added, “Favorable business momentum is continuing into the fourth quarter for Zebra and the Enterprise business that we acquired from Motorola Solutions on October 27. Together, no other company has the scale, focus and resources dedicated to enterprise asset intelligence. Zebra is now even better positioned to take advantage of important technology trends in mobility, cloud and the Internet of Things. We have great confidence in our future, and in our ability to create value for our customers, employees and shareholders over the long term.”

As of September 27, 2014, Zebra had $541,920,000 in cash and investments, and no long-term debt. Net inventories were $139,621,000, and net accounts receivable were $187,543,000.

Discussion and Analysis – Third Quarter

•	Net sales for Zebra increased 15.1% from the comparable quarter a year ago from sales growth in all geographic regions to new record levels. The sales growth was broad, across multiple products and customers in retail, manufacturing, transportation and logistics and healthcare, among other industries. Movement in foreign currency, net of hedges, increased sales by $2,862,000.

•	Gross margin of 50.0%, versus 48.8% in 2013, reflects higher sales volumes across all regions and product categories, lower product costs, and a reduction in freight costs. Favorable movements in foreign currency, net of hedges, increased second quarter gross profit by $1,668,000

•	Operating expenses for the third quarter increased 52.2%, including $35,326,000 in acquisition costs related to the acquisition of the Enterprise business of Motorola Solutions, which was announced in April 2014. Zebra completed the transaction on October 27, 2014.

•	The effective income tax rate was 39.8% for the quarter. During the third quarter, a change in the U.K. tax laws relating to deductibility of intercompany interest resulted in a reversal of the first and second quarter benefit of $5.9 million and an additional tax expense of $2.6 million for the current quarter.

Fourth Quarter Outlook

Zebra announced its financial forecast for the fourth quarter of 2014. For the pre-transaction Zebra, the company expects net sales within a range of $300,000,000 to $310,000,000 and proforma operating income of $55,000,000 to $63,000,000.

Conference Call Notification

Investors are invited to listen to a live webcast of Zebra’s conference call discussing the company’s financial results for the third quarter of 2014. The conference call will be held at 9:00 AM Eastern Time today. To listen to the call, visit the company’s website at http://www.zebra.com.

Forward-looking Statement

This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements regarding the company’s financial forecast for the fourth quarter of 2014 stated in the paragraph above captioned “Fourth Quarter Outlook.” Similarly, statements herein that describe the transaction between Zebra and Motorola Solutions including, its financial impact, and other statements of managements’ beliefs, intentions, or goals are also forward-looking statements. When used in this release and documents referenced, the words “anticipate,” “believe,” “estimate,” and “expect” and similar expressions, as they relate to the company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Actual results may differ from those expressed or implied in the company’s forward-looking statements. These statements represent estimates only as of the date they were made. Zebra undertakes no obligation, other than as may be required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this release.

These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in Zebra’s industry, market conditions, general domestic and international economic conditions, and other factors. These factors include customer acceptance of Zebra’s hardware and software products and competitors’ product offerings, and the potential effects of technological changes. The continued uncertainty over future global economic conditions, the availability of credit, capital markets volatility, may have adverse effects on Zebra, its suppliers and its customers. In addition, a disruption in our ability to obtain products from vendors as a result of supply chain constraints, natural disasters or other circumstances could restrict sales and negatively affect customer relationships. Profits and profitability will be affected by Zebra’s ability to control manufacturing and operating costs. Because of a large investment portfolio, interest rates and financial market conditions will also have an impact on results. Foreign exchange rates will have an effect on financial results because of the large percentage of our international sales. The outcome of litigation in which Zebra may be involved is another factor. The success of integrating acquisitions, including the Enterprise business of Motorola Solutions, could also affect profitability, reported results and the company’s competitive position in it industry. These and other factors could have an adverse effect on Zebra’s sales, gross profit margins and results of operations and increase the volatility of our financial results. Descriptions of the risks, uncertainties and other factors that could affect the company’s future operations and results can be found in Zebra’s filings with the Securities and Exchange Commission. In particular, readers are referred to Zebra’s Form 10-K for the year ended December 31, 2013.

About Zebra Technologies

Zebra (NASDAQ: ZBRA) makes businesses as smart and connected as the world we live in. Zebra tracking and visibility solutions transform the physical to digital, creating the data streams businesses need in order to simplify operations, know more about their business, and empower their mobile workforce. For more information, visit www.zebra.com/possibilities.

Use of Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures, consisting of “EBITDA,” “Adjusted EBITDA,” “Non-GAAP net income” and “Non-GAAP earnings per share” in addition to measure our operating performance. Management presents these measures to focus on the on-going operations and believes it is useful to investors because they enable them to perform meaningful comparisons of past and present operating results. The Company believes it is useful to present non-GAAP financial measures, which exclude certain significant items, as a means to understand the performance of its ongoing operations and how management views the business. Reconciliations of Operating Income to EBITDA, EBITDA to Adjusted EBITDA, and GAAP net income to Non-GAAP net income are included in the financial schedules contained in this press release. These measures, however, should not be construed as an alternative to any other measure of performance determined in accordance with GAAP.

Contact:

Investors:	Media:
Douglas A. Fox, CFA	Robb Kristopher
Vice President, Investor Relations	Director, Corporate Communications
and Treasurer	and Public Relations
+ 1 847 793 6735	+ 1 847 793 5514
dfox@zebra.com	rkristopher@zebra.com

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

	September 27, 2014	December 31, 2013
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$60,214	$62,827
Investments and marketable securities	481,706	350,380
Accounts receivable, net	187,543	176,917
Inventories, net	139,621	121,023
Deferred income taxes	19,480	19,810
Income tax receivable	9,813	7,622
Prepaid expenses and other current assets	22,673	15,524

Total current assets	921,050	754,103

Property and equipment at cost, less accumulated depreciation and amortization	113,206	109,588
Goodwill	153,515	155,800
Other intangibles, net	61,032	68,968
Other assets	34,367	31,353

Total assets	$1,283,170	$1,119,812

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$46,083	$34,688
Accrued liabilities	83,035	61,962
Deferred revenue	18,965	15,506
Income taxes payable	10,131	6,898

Total current liabilities	158,214	119,054
Long-term deferred tax liability	27,387	25,492
Deferred rent	1,796	1,131
Other long-term liabilities	19,024	15,477

Total liabilities	206,421	161,154

Stockholders’ equity:
Class A Common Stock	722	722
Additional paid-in capital	153,026	143,295
Treasury stock	(660,294)	(678,456)
Retained earnings	1,586,986	1,502,878
Accumulated other comprehensive loss	(3,691)	(9,781)

Total stockholders’ equity	1,076,749	958,658

Total liabilities and stockholders’ equity	$1,283,170	$1,119,812

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF EARNINGS

(Amounts in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2014	September 28, 2013	September 27, 2014	September 28, 2013
Net sales:
Net sales of tangible products	$282,643	$249,919	$814,584	$714,949
Revenue from services and software	20,629	13,604	65,377	38,671

Total net sales	303,272	263,523	879,961	753,620

Cost of sales:
Cost of sales of tangible products	141,842	128,191	409,253	370,966
Cost of services and software	9,924	6,722	29,095	20,072

Total cost of sales	151,766	134,913	438,348	391,038

Gross profit	151,506	128,610	441,613	362,582

Operating expenses:
Selling and marketing	36,781	34,395	107,952	101,740
Research and development	25,225	22,376	71,792	67,435
General and administrative	24,741	22,452	79,453	71,781
Amortization of intangible assets	2,597	1,831	7,936	5,557
Acquisition and integration costs	35,326	268	60,617	1,368
Exit and restructuring costs	(120)	519	434	3,515

Total operating expenses	124,550	81,841	328,184	251,396

Operating income	26,956	46,769	113,429	111,186

Other income (expense):
Investment income	(2,448)	550	(1,648)	1,700
Foreign exchange loss	(83)	(173)	(332)	(733)
Forward swaps gain/(loss)	185	—	(2,248)	—
Other, net	196	(5)	147	1,468

Total other income (expense)	(2,150)	372	(4,081)	2,435

Income from continuing operations before income taxes	24,806	47,141	109,348	113,621
Income taxes	9,861	8,541	25,240	20,921

Income from continuing operations	14,945	38,600	84,108	92,700
Income from discontinued operations, net of tax	—	—	—	8

Net income	$14,945	$38,600	$84,108	$92,708

Basic earnings per share:
Income from continuing operations	$0.29	$0.76	$1.66	$1.82
Income from discontinued operations	—	—	—	—

Net income	$0.29	$0.76	$1.66	$1.82

Diluted earnings per share:
Income from continuing operations	$0.29	$0.76	$1.64	$1.81
Income from discontinued operations	—	—	—	—

Net income	$0.29	$0.76	$1.64	$1.81

Basic weighted average shares outstanding	50,835	50,590	50,615	50,808
Diluted weighted average and equivalent shares outstanding	51,461	50,924	51,251	51,171

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(Amounts in thousands)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2014	September 28, 2013	September 27, 2014	September 28, 2013
Net income	$14,945	$38,600	$84,108	$92,708
Other comprehensive income (loss):
Unrealized gains (losses) on hedging transactions, net of income taxes	4,352	(1,007)	5,741	345
Unrealized holding gains (losses) on investments, net of income taxes	240	433	736	(506)
Foreign currency translation adjustment	(191)	182	(387)	499

Comprehensive income	$19,346	$38,208	$90,198	$93,046

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	Nine Months Ended
	September 27, 2014	September 28, 2013
Cash flows from operating activities:
Net income	$84,108	$92,708
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	27,223	23,312
Share-based compensation	10,304	9,372
Impairment of long term investment	2,333	—
Excess tax benefit from share-based compensation	(5,779)	(4,170)
Loss on sale of property and equipment	135	172
Deferred income taxes	4,509	4,888
Loss on forward interest rate swaps	2,248	—
Changes in assets and liabilities:
Accounts receivable, net	(10,810)	(6,641)
Inventories, net	(18,606)	16,702
Other assets	(10,859)	2,257
Accounts payable	7,975	(445)
Accrued liabilities	21,160	(6,256)
Deferred revenue	2,667	1,752
Income taxes	6,664	3,040
Other operating activities	6,406	298

Net cash provided by operating activities	129,678	136,989

Cash flows from investing activities:
Purchases of property and equipment	(20,023)	(13,522)
Acquisition of intangible assets	—	(1,500)
Purchase of long-term investments	(1,870)	(1,708)
Purchase of investments and marketable securities	(384,134)	(338,227)
Maturities of investments and marketable securities	44,158	41,021
Proceeds from sales of investments and marketable securities	211,975	223,905

Net cash used in investing activities	(149,894)	(90,031)

Cash flows from financing activities:
Purchase of treasury stock	—	(58,459)
Proceeds from exercise of stock options and stock purchase plan purchases	11,964	6,470
Excess tax benefit from share-based compensation	5,779	4,170

Net cash provided by (used in) financing activities	17,743	(47,819)

Effect of exchange rate changes on cash	(140)	317

Net decrease in cash and cash equivalents	(2,613)	(544)
Cash and cash equivalents at beginning of period	62,827	64,740

Cash and cash equivalents at end of period	$60,214	$64,196

Supplemental disclosures of cash flow information:
Income taxes paid, net	$12,656	$10,951

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SALES INFORMATION

(Amounts in thousands)

(Unaudited)

SALES BY PRODUCT CATEGORY

	Three Months Ended
Product Category	September 27, 2014	September 28, 2013	Percent Change	Percent of Net Sales 2014	Percent of Net Sales 2013
Hardware	$215,700	$186,721	15.5	71.2	70.8
Supplies	65,643	61,897	6.1	21.6	23.5
Service and software	20,629	13,604	51.6	6.8	5.2

Subtotal products	301,972	262,222	15.2	99.6	99.5
Shipping and handling	1,300	1,301	-0.1	0.4	0.5

Total net sales	$303,272	$263,523	15.1	100	100

	Nine Months Ended
Product Category	September 27, 2014	September 28, 2013	Percent Change	Percent of Net Sales 2014	Percent of Net Sales 2013
Hardware	$615,132	$532,350	15.6	69.9	70.7
Supplies	194,426	178,638	8.8	22.1	23.7
Service and software	65,377	38,671	69.1	7.4	5.1

Subtotal products	874,935	749,659	16.7	99.4	99.5
Shipping and handling	5,026	3,961	26.9	0.6	0.5

Total net sales	$879,961	$753,620	16.8	100	100

SALES BY GEOGRAPHIC REGION

	Three Months Ended
Geographic Region	September 27, 2014	September 28, 2013	Percent Change	Percent of Net Sales 2014	Percent of Net Sales 2013
Europe, Middle East and Africa	$94,375	$79,225	19.1	31.1	30.1
Latin America	29,060	26,252	10.7	9.6	10
Asia-Pacific	45,705	41,922	9.0	15.1	15.9

Total International	169,140	147,399	14.7	55.8	56
North America	134,132	116,124	15.5	44.2	44

Total net sales	$303,272	$263,523	15.1	100	100

	Nine Months Ended
Geographic Region	September 27, 2014	September 28, 2013	Percent Change	Percent of Net Sales 2014	Percent of Net Sales 2013
Europe, Middle East and Africa	$280,015	$237,811	17.7	31.8	31.6
Latin America	79,904	73,706	8.4	9.1	9.8
Asia-Pacific	124,007	111,803	10.9	14.1	14.8

Total International	483,926	423,320	14.3	55	56.2
North America	396,035	330,300	19.9	45	43.8

Total net sales	$879,961	$753,620	16.8	100	100

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME

(Amounts in thousands, except per-share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2014	September 28, 2013	September 27, 2014	September 28, 2013
Net income (GAAP)	$14,945	$38,600	$84,108	$92,708
Acquisition costs	$35,326	$268	$60,617	$1,368
Exit and restructuring costs	(120)	519	434	3,515
Loss on minority investment	2,333		2,333
Interest rate swaps (Gain) loss	(185)	—	2,248	—
Effect on income taxes due to change in the UK tax laws	8,536		8,536
Tax effect on pretax adjustments	(12,799)	(299)	(19,611)	(1,856)

Total adjustments	$33,091	$488	$54,557	$3,027

Net income (Non-GAAP)	$48,036	$39,088	$138,665	$95,735

GAAP net income per share
Basic	$0.29	$0.76	$1.66	$1.82

Diluted	$0.29	$0.76	$1.64	$1.81

Non-GAAP net income per share
Basic	$0.94	$0.77	$2.74	$1.88

Diluted	$0.93	$0.77	$2.71	$1.87

Basic weighted average shares outstanding	50,835	50,590	50,615	50,808
Diluted weighted average and equivalent shares outstanding	51,461	50,924	51,251	51,171

ZEBRA TECHNOLOGIES CORPORATION AND SUBSIDIARIES

GAAP to NON-GAAP RECONCILIATION

(Amounts in thousands, except per-share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 27, 2014	September 28, 2013	September 27, 2014	September 28, 2013
Income from continuing operations to EBITDA and Adjusted EBITDA
Income from continuing operations (GAAP)	$14,945	$38,600	$84,108	$92,700
Income taxes	9,861	8,541	25,240	20,921
Total other expense (income)	2,150	(372)	4,081	(2,435)

Operating income	$26,956	$46,769	$113,429	$111,186
Depreciation	6,530	6,069	19,287	17,756
Amortization of intangible assets	2,597	1,831	7,936	5,557

EBITDA (Non-GAAP)	$36,083	$54,669	$140,652	$134,499

Acquisition costs	35,326	268	60,617	1,368
Exit and restructuring costs	(120)	519	434	3,515
Stock-based compensation expense	3,194	2,868	10,304	9,372

Adjusted EBITDA (Non-GAAP)	$74,483	$58,324	$212,007	$148,754